UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021 (July 22, 2021)

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22179	58-2029543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5835 Peachtree Corners East, Suite B

Peachtree Corners, Georgia 30092

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.07	Submission of Matters to a Vote of Security Holders

On July 22, 2021, Guided Therapeutics, Inc., a Delaware corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As described in the Company’s Definitive Proxy Statement on Schedule 14A, originally filed with the Securities and Exchange Commission on July 6, 2021, at the Annual Meeting, stockholders of the Company were asked to vote on the following proposals: (1) the election of the director-nominees (the “Directors”) of the Company’s board of directors (the “Board”); (2) the ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm; (3) an amendment to the Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to enable a potential reverse split of the issued and outstanding shares of Common Stock at a ratio of up to 1-for-20, with such ratio to be determined at the sole discretion of the Board and with such reverse split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”); (4) the adoption of an amendment to the Certificate of Incorporation, to, among other things, decrease the Company’s authorized common stock from 3,000,000,000 shares to 500,000,000 shares (the “Charter Proposal”); (5) the adoption of an amendment to the Company’s Certificate of Designation of the Series F preferred stock to increase the number of authorized shares from 1,500 to 4,000 with such increase to be determined at the sole discretion of the Board and with such increase to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Series F Increase”); (6) the approval, on an advisory basis, of the compensation of our named executive officers (“Compensation of Executive Officers”); and (7) approval of the frequency of conducting future stockholder advisory votes on the compensation of named executive officers, the options being one year, two years or three years (“Frequency Proposal”).

The number of shares of capital stock entitled to vote at the Annual Meeting as of June 2, 2021 (the “Record Date”) was 13,296,880 shares of common stock, $0.001 par value, and 3,263 shares of the Series C2 preferred stock, $0.001 par value, discounting any partial shares, with each share of the Series C2 preferred stock entitled to 2,000 votes. The number of votes present or represented by valid proxy at the Annual Meeting was 15,868,323, which in the aggregate represent approximately 58.80% of votes outstanding of the Company (together, the "Voting Stock"). As such, a quorum was established at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All matters submitted to a vote of the Company's stockholders at the Annual Meeting were approved, The term of office of each director will be until the next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The following is a tabulation of the voting on the proposals presented at the Annual Meeting, all results of voting are presented on an as converted basis:

1)	The final results of the election of the Directors are as follows:

Name	Voting Stock For	Voting Stock Withheld
Gene S. Cartwright	15,703,966	164,357
Michael C. James	15,698,429	169,894
John E. Imhoff	15,698,573	169,750
Richard P. Blumberg	15,698,579	169,744
Mark L. Faupel	15,698,430	169,893

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2)	The ratification of the appointment of UHY LLP by the Board as the Company’s independent registered public accounting firm for the year ending December 31, 2021, was approved with the following voting results:

	FOR	AGAINST	ABSTAIN
VOTING STOCK	15,785,417	14,933	67,973

3)	The Reverse Split Proposal was approved with the following voting results:

	FOR	AGAINST	ABSTAIN
VOTING STOCK	15,585,316	276,452	6,555

4)	The Charter Proposal was approved with the following voting results:

	FOR	AGAINST	ABSTAIN
VOTING STOCK	15,686,813	168,198	13,312

5)	The Series F Increase Proposal was approved with the following voting results:

	FOR	AGAINST	ABSTAIN
VOTING STOCK	15,507,585	180,519	180,219

6)	The Compensation of Executive Officers Proposal was approved, on an advisory basis, with the following voting results:

	FOR	AGAINST	ABSTAIN
VOTING STOCK	15,513,122	166,596	188,605

7)	The Frequency Proposal was approved, on an advisory basis, with the following voting results:

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
VOTING STOCK	5,792,413	622,388	3,890,543	5,562,979

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

Date: July 27, 2021	By: /s/ Gene S. Cartwright, Ph.D.
Name: Gene S. Cartwright, Ph.D.
Title: President, Chief Executive Officer and Director

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